EXHIBIT 10.11

FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement by and among NB&T Financial Group, Inc., a bank holding company incorporated under the laws of the State of Ohio (“HOLDING COMPANY”), The National Bank and Trust Company, a national banking association and a wholly-owned subsidiary of HOLDING COMPANY (“BANK”), and John J. Limbert, an individual (“EMPLOYEE”), is effective December 16, 2008.

WITNESSETH:

WHEREAS, the parties entered into an Employment Agreement as of November 20, 2007; and

WHEREAS, pursuant to Section 13 of the Employment Agreement, the parties desire to amend the Employment Agreement to make certain changes necessary under Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

NOW, THEREFORE, the parties hereby amend the Employment Agreement effective as of the date first written above as follows:

1. The following subsection (f) is hereby added to the end of Section 4(a)(B)(1) of the Employment Agreement:

(f) Notwithstanding the foregoing, no amounts will be distributed pursuant to this Section 4(a)(B)(1) with respect to the termination of employment of the EMPLOYEE without JUST CAUSE by the EMPLOYERS within six months prior to the occurrence of a CHANGE OF CONTROL unless the events or actions giving rise to the CHANGE OF CONTROL also constitute a “change of control event” under Section 409A of the CODE and Treasury Regulation §1.409A3(i)(5).

2. The last sentence of Section 4(d)(ii) of the Employment Agreement is hereby deleted in its entirety and the following is substituted therefor:

Any reduction pursuant to this Section 4(d)(ii) shall be first applied against amounts that are not subject to Section 409A of the CODE and, thereafter, shall be applied against all remaining amounts subject to Section 409A of the CODE on a pro rata basis.

IN WITNESS WHEREOF, the HOLDING COMPANY and the BANK have caused this First Amendment to be executed by their duly authorized officers and the EMPLOYEE has signed this First Amendment, each as of the day and year first above written.

NB&T FINANCIAL GROUP, INC.

By

Its

THE NATIONAL BANK AND TRUST COMPANY

By

Its

John J. Limbert

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